PRESIDENT'S LETTER

Dear Shareholders,

While our international equity performance was close to or substantially better than the performance of the international and developing markets benchmarks, we were not unscathed by the recent turmoil in overseas markets. We believe the Funds are well positioned today to take advantage of such important developments as the introduction of the Euro in January and a continuation of emerging market economic rebuilding throughout the new year.

WINTHROP DEVELOPING MARKETS FUND

The total return of the Winthrop Developing Markets Fund for the fiscal year ended October 31, 1998, was -25.00% (Class A) and -25.64% (Class B) vs. -30.99%
for the Fund's benchmark, the MSCI Emerging Markets Free Index.

The most important factor during the fiscal year for developing markets was the financial crisis in Asia and its effect on other developing markets. After the collapse of the Thai bhat and the crisis that followed, the Hong Kong dollar peg was targeted by speculators and came under intense pressure. Interest rates surged to sky-high levels in order to protect currencies, which in turn resulted in equities collapsing. Speculators turned to currencies of other countries where economies were perceived as weak. During the second quarter of the fiscal year, Indonesia and South Korea were the victims of this second wave of financial turmoil. The crisis then spread to other regions such as Eastern Europe and Russia. The Russian economy, already weakened by corruption and political concerns, saw its economy explode.

The last region to face the financial upheaval was Latin America. In order to contain the crisis and avoid serious implications for the main industrialized economies, industrialized countries combined efforts to create a rescue package for the largest Latin American economy, Brazil. September was a tough month for Brazil, as it was facing massive capital outflows just before presidential elections. However, the re-election of President Cardoso strengthened political unity and meant that he could continue restructuring to reduce the large deficits. An austerity plan was released that allowed Brazil to benefit from an important financial rescue package put together by the IMF. This package marked the end of the panic, and since then, developing markets have stabilized and reconstruction has begun.

During this period, the Fund was primarily invested in Latin America. It did not invest in Russia and had very modest exposure to South Korea and Indonesia. Stock picking focused on defensive sectors, mainly exporters and companies with low gearing. During the last fiscal quarter, our exposure to Asia was increased and we seized the opportunity to buy quality stocks at cheap prices.

WINTHROP INTERNATIONAL EQUITY FUND

The total return of the Winthrop International Equity Fund for the fiscal year ended October 31, 1998, was +8.20% (Class A) and +7.43% (Class B) vs. +9.95% for the Fund's benchmark, the MSCI EAFE Index.

During the first quarter of 1998, European markets rallied driven by the anticipation of improving economic fundamentals along with technical factors such as the switching of funds from Asia. Corporate activity increased as a merger between Glaxo Wellcome and Smithkline Beecham was announced. March remarkably produced the largest one-month gain in seven years, where the benchmark index rose 10% due to falling bond yields, positive news flow on EMU and strong corporate results. The second quarter had a weak start due to fears over a possible rate hike in the United States and in Germany, but was followed by a strong month in May. The best performing sectors in Germany and Britain were information technologies (SAP, Mysis, CMG), telecommunications, automobile and agri-business while the underperformers were oil, pharmaceutical and life insurance.

In July, there were warning signs in the form of profit warnings in the U.S. and in the U.K. that preceded the catastrophe in August. Markets halved over a four-week period beginning on July 27. In Europe, however, there were no tangible signs of a slowdown, which led us to believe that it was more of a consolidation than a real change in the overall trend. Consumption was up, unemployment was declining and growth was still on track. The Russian crisis triggered a massive build-up in the risk premium of most asset classes, including European equities. The fall was amplified by the fear of a global deflationary crisis and the uncertainty surrounding the financial sector following the meltdown of the hedge fund LTCM.

The fiscal year ended with European markets rebounding sharply in October. A 17.8% gain in local currency terms was boosted by falling interest rates and improved sentiment. The G7 issued a statement on financial system reform and strong U.S. GDP data eased worries of a U.S. recession. The best performing sectors were financial (+ 26.7%) and capital goods (+ 22.2%), which were also the sectors hit hardest by the correction. Fundamentals have generally continued to improve in Europe and we foresee an acceleration in merger activity that could quickly propel European markets higher.

The Japanese market was again disappointing over the year, although, we believe the economy is close to bottoming out, that prospects have improved and that the Government seems committed to both fiscal and monetary stimulus. After a very tough year, the Asian markets have just begun to bounce back as falling U.S. interest rates and the stronger yen have allowed interbank rates and equity risk premiums to drop. We anticipate earnings momentum will pick up very fast over the next two to three years and we expect to increase weightings both in Japan and Asia in coming months.

The Officers & Trustees wish to take this opportunity to convey their gratitude for your support as well as their hopes for a joyous, healthy and prosperous New Year.

Sincerely,


/s/ G. Moffett Cochran

G. Moffett Cochran                        December, 1998
President

OPPORTUNITY FUND HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------
Winthrop International Equity Fund

Asset Allocation by Country October 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Country                              %
---------------                    ------
United Kingdom                     24.6%
Japan                              19.1%
France                             11.7%
Germany                            11.6%
Switzerland                         9.0%
Italy                               6.5%
Netherlands                         6.5%
Sweden                              3.2%
Spain                               2.7%
Finland                             2.2%
Portugal                            1.2%
Belgium                             1.1%
Austria                             0.6%
Australia                           0.3%
Hong Kong                           0.3%
Singapore                           0.1%
Cash & Other
  Assets/Liabilities               -0.7%


Ten Largest Holdings October 31, 1998
                                                                      Percent of
                                     Country             US$ Value    Net Assets
                                     --------------      ----------   ----------

France Telecom SA ...............    France              $1,207,922       2.4%
CMG Plc .........................    United Kingdom       1,173,228       2.3
Oy Nokia (Ab) Ser `A' ...........    Finland              1,114,765       2.2
Glaxo Wellcome Plc ..............    United Kingdom       1,064,249       2.1
Mannesmann AG ...................    Germany              1,036,290       2.1
Vodafone Group Plc ..............    United Kingdom         925,218       1.8
Zeneca Group Plc ................    United Kingdom         915,535       1.8
Prudential Corporation Plc ......    United Kingdom         829,942       1.6
Lloyds TSB Group Plc ............    United Kingdom         825,135       1.6
Smithkline Beecham Plc ..........    United Kingdom         819,630       1.6
                                                         ----------      ----
                                                         $9,911,914      19.5%
                                                         ==========      ====

Investment Results For the Periods Ended October 31, 1998

                                 [LINE CHART]

                            MSCI EAFE INDEX    With Load    Without Load
                            ---------------    ---------    ------------
9/95                             10000            9425          10000
10/95                             9852            9029           9580
10/96                            10916            9783          10380
10/97                            11454           10763          11420
10/98                            12594           11646          12357


--------------------------------------------------------------------------------
                                               Average Annual Total Return
                                          --------------------------------------
                                          Winthrop International
                                               Equity Fund
                                          ----------------------
                                           Without         With        MSCI EAFE
                                             Load          Load          INDEX
                                            ------        ------       --------
Class A:
1 year ...............................       8.20%         1.98%         9.95%
From inception 9/13/95 ...............       6.99          4.99          7.70
Class B:
1 year ...............................       7.43          3.43          9.95
From inception 9/13/95 ...............       6.21          5.93          7.70
--------------------------------------------------------------------------------

The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends or capital gains. Class A returns shown above are computed with and without the imposition of the maximum 5.75% front-end sales load. Class B shares, which, instead of a front-end sales load, are subject to a contingent deferred sales charge (CDSC) ranging from 4% during the first year to 0% after 4 years. Accordingly, returns on Class B shares will differ from those of Class A shares and are referenced in the table above with and without the imposition of the applicable CDSC.

The MSCI EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The index is the property of Morgan Stanley & Co. Incorporated. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

--------------------------------------------------------------------------------

OPPORTUNITY FUND HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------
Winthrop Developing Markets Fund

Asset Allocation by Country October 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Country                             %
-------                            ---
Brazil                             17.9%
Mexico                             14.2%
Argentina                          12.4%
Taiwan                              9.7%
South Africa                        9.1%
South Korea                         7.0%
Greece                              6.1%
Chile                               5.2%
Czech Republic                      4.1%
Thailand                            3.3%
India                               3.3%
Hong Kong                           1.8%
Hungary                             1.5%
Cash & Other
  Assets/Liabilities                1.4%
Malaysia                            1.2%
Phillipines                         1.0%
China                               0.8%

Ten Largest Holdings October 31, 1998

                                                                                      Percent of
                                                     Country             US$ Value    Net Assets
                                                     --------------      ----------   ----------
Telecommunicacoes Brasileiras SA Prf (Telebras)      Brazil              $  973,591       5.2%
YPF Sociedad Anonima SA ADR ...................      Argentina              857,997       4.5
Telefonos de Mexico SA Cl 'L' ADR .............      Mexico                 744,128       3.9
Telefonica de Argentina SA ADR ................      Argentina              695,238       3.7
Cifra SA de CV Ser. 'V' .......................      Mexico                 561,504       3.0
Hon Hai Precision Industry ....................      Taiwan                 511,301       2.7
Centrais Electricas Brasileiras SA Prf Cl 'B' .      Brazil                 476,251       2.5
SPT Telecom AS ................................      Czech Republic         457,825       2.4
Grupo Mexico SA de CV Ser. 'B' ................      Mexico                 403,331       2.1
Korea Electrical Power ADR ....................      South Korea            398,285       2.1
                                                                         ----------      ----
                                                                         $6,079,451      32.1%
                                                                         ==========      ====

Investment Results For the Periods Ended October 31, 1998


                                 [LINE CHART]


                                 MSCI EMF INDEX  With Load  Without Load
                                 --------------  ---------  ------------
9/95                                  10000         9425       10000
10/95                                  9462         8982        9530
10/96                                 10075         9387        9960
10/97                                  9220         8995        9544
10/98                                  6363         6746        7158


--------------------------------------------------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                          Winthrop Developing            MSCI
                                             Markets Fund              EMERGING
                                         ---------------------         MARKETS
                                         Without         With           FREE
                                          Load           Load           INDEX
                                         ------         ------         --------
Class A:
1 year ............................      (25.00)%       (29.31)%       (30.99)%
From inception 9/13/95 ............      (10.13)        (11.81)        (13.42)
Class B:
1 year ............................      (25.64)        (28.62)        (30.99)
From inception 9/13/95 ............      (10.86)        (11.14)        (13.42)
--------------------------------------------------------------------------------

The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends or capital gains. Class A returns shown above are computed with and without the imposition of the maximum 5.75% front-end sales load. Class B shares, which, instead of a front-end sales load, are subject to a contingent deferred sales charge (CDSC) ranging from 4% during the first year to 0% after 4 years. Accordingly, returns on Class B shares will differ from those of Class A shares and are referenced in the table above with and without the imposition of the applicable CDSC.

The MSCI Emerging Markets Free Index is an unmanaged index composed of a sample of companies representative of the market structure of developing countries worldwide. The index is the property of Morgan Stanley & Co. Incorporated. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Winthrop Opportunity Funds--Statement of Investments October 31, 1998
--------------------------------------------------------------------------------
Winthrop International Equity Fund

COMMON STOCKS--100.7%

                                                        Shares      U.S. $ Value
                                                        ------      ------------

AUSTRALIA--0.3%
  National Australia Bank Ltd. .............             2,810        $   37,069
  Qantas Airways Ltd. ......................            23,000            38,929
  Telstra Corporation Ltd. .................            15,150            59,863
  The News Corporation Ltd. ................             5,610            38,156
                                                                      ----------
                                                                         174,017
                                                                      ----------

AUSTRIA--0.6%
  Bank Austria AG ..........................             4,275           232,606
  OMV AG ...................................             1,150           107,873
                                                                      ----------
                                                                         340,479
                                                                      ----------

BELGIUM--1.1%
  Credit Communal Belgique .................             3,420           555,666
                                                                      ----------

FINLAND--2.2%
  Oy Nokia (Ab)  Ser `A' ...................            12,250         1,114,765
                                                                      ----------

FRANCE--11.7%
  Accor SA .................................             2,220           466,222
  Castorama Dubois Investisse ..............             2,280           406,610
  Compagnie de Saint Gobain ................             2,845           420,846
  Comptoirs Modernes .......................                90            55,229
  Credit Commercial de France ..............             4,900           344,075
  Danone Groupe ............................             2,497           660,100
  Elf Aquitaine SA .........................             2,962           342,740
  France Telecom SA* .......................            17,322         1,207,922
  Legrand SA ...............................             2,258           575,382
  Pernod Ricard ............................             8,050           536,003
  Renault SA ...............................            10,380           443,640
  Rhone-Poulenc ............................             9,839           449,732
                                                                      ----------
                                                                       5,908,501
                                                                      ----------

GERMANY--11.6%
  Adidas-Salomon AG ........................             3,300           400,501
  Allianz AG ...............................             1,719           576,571
  Bayer AG .................................             9,530           384,094
  Bayerische Motoren Werke AG ..............               620           434,253
  Bayerische
    Motoren Werke AG - New* ................               186           126,345
  Bayerische Vereinsbank AG ................             7,440           592,980
  Daimler Benz AG ..........................             6,369           501,851
  Dresdner Bank AG .........................             3,850           151,798
  Mannesmann AG ............................            10,700         1,036,290
  SAP AG ...................................             1,660           807,860
  Siemens AG ...............................             6,450           391,788
  Veba AG ..................................             8,420           462,135
                                                                      ----------
                                                                       5,866,466
                                                                      ----------

HONG KONG--0.3%
  Hang Seng Bank Ltd. ......................             3,030            26,209
  Hong Kong & China Gas
  Company Ltd. .............................            16,660            23,659
  Hong Kong & China Gas Company
   Ltd. Warrants 09/30/99* .................             1,350               139
  Hutchison Whampoa Ltd. ...................             7,300            52,306
  Wharf (Holdings) Ltd. ....................            21,320            33,855
  Wharf (Holdings) Ltd.
   Warrants 12/31/99* ......................             1,900               223
                                                                      ----------
                                                                         136,391
                                                                      ----------

ITALY--6.5%
  Alleanza Assicurazioni SPA ...............            35,772           441,090
  Autogrill SPA ............................            34,830           265,339
  Banca Intesa SPA .........................            42,810           216,376
  Ente Nazionale Idrocarburi SPA ...........            78,890           469,526
  Instituto Bancario
   San Paolo di Torino SPA .................            21,040           309,525
  Instituto Nazionale delle
   Assicurazioni SPA .......................            85,060           234,431
  Telecom Italia SPA .......................           115,490           582,314
  Unicredito Italiano SPA ..................           138,070           741,677
                                                                      ----------
                                                                       3,260,278
                                                                      ----------

JAPAN--19.1%
  Asahi Glass Co. Ltd. .....................            92,000           513,188
  Bank of Tokyo-Mitsubishi Ltd. ............            61,000           565,888
  Bridgestone Corp. Ltd. ...................            16,000           352,194
  Denso Corp. ..............................            14,000           263,717
  Fuji Photo Film Co. Ltd. .................            11,000           403,084
  Marui Co. Ltd. ...........................            36,000           627,153
  Matsushita-Electric Industry Ltd. ........            16,000           234,934
  Matsushita-Kotobuki
   Electronic Ltd. .........................            14,000           267,922
  Mitsubishi Estate Co. Ltd. ...............            31,000           281,198
  Mitsui Re Fudosan Ltd. ...................            69,000           458,316
  NTT Corp. ................................                83           649,603
  NTT Mobile Communication
    Network, Inc. ..........................                11           397,420
  Shin-Etsu Chemical Co. Ltd. ..............            11,000           219,006
  Shiseido Co. Ltd. ........................            21,000           229,956
  Sony Corp. ...............................             4,900           311,174
  Sumitomo Bank Ltd. .......................            75,000           736,957
  Sumitomo Chemical Co. Ltd. ...............           137,000           458,522
  Sumitomo Electric Industries Ltd. ........            37,000           409,606
  Taisei Corp. .............................            80,000           160,650
  Takashimaya Co. Ltd. .....................            25,000           187,940
  TDK Corp. Ltd. ...........................             4,000           263,631
  Tokyo Electron Ltd. ......................             5,000           162,624
  Toshiba Corp. ............................            55,000           258,182
  Toyota Motor Corp. Ltd. ..................            25,000           600,722
  Yoshitomi Pharmaceutical
    Industries Ltd. ........................            55,000           611,234
                                                                      ----------
                                                                       9,624,821
                                                                      ----------

See notes to financial statements.

Winthrop Opportunity Funds--Statement of Investments
                                                    October 31, 1998 (continued)
--------------------------------------------------------------------------------
Winthrop International Equity Fund

                                                        Shares      U.S. $ Value
                                                        ------      ------------

NETHERLANDS--6.5%
  Aegon NV ...................................              851     $    73,860
  Ahold NV ...................................           11,970         398,001
  Akzo Nobel NV ..............................            6,930         269,382
  ING Groep NV ...............................           12,441         602,174
  Philips Electronics NV .....................            6,210         330,503
  Royal Dutch Petroleum Co. ..................           16,300         787,213
  STMicroelectronics NV-NY Shares* ...........            4,480         272,440
  Unilever NV-CVA ............................            7,140         529,858
                                                                    -----------
                                                                      3,263,431
                                                                    -----------

PORTUGAL--1.2%
  Banco Espirito Santo e Comercial
    de Lisboa, SA ............................           11,024         325,993
  Portugal Telecom SA ........................            5,740         272,190
                                                                     ----------
                                                                        598,183
                                                                     ----------

SINGAPORE--0.1%
  Singapore Telecommunications Ltd. ..........           13,470          23,246
                                                                     ----------

SPAIN--2.7%
  Banco Central Hispanoamericano SA ..........            5,520          60,827
  Banco Santander SA .........................           21,114         386,024
  Cortefiel SA ...............................            7,760         191,366
  Endesa SA ..................................           28,400         714,449
                                                                    -----------
                                                                      1,352,666
                                                                    -----------

SWEDEN--3.2%
  Astra AB - A SA ............................           24,216         391,887
  Electrolux AB - B ..........................           29,300         440,426
  Telefonaktiebolaget LM Ericsson SA .........           21,960         494,439
  Volvo AB - B ...............................           13,000         280,228
                                                                    -----------
                                                                      1,606,980
                                                                    -----------

SWITZERLAND--9.0%
  Alusuisse Lonza Group AG ...................              190         217,208
  Credit Suisse Holding Group AG .............            2,220         341,420
  Nestle SA ..................................              370         786,947
  Novartis A - Reg. Shares ...................              390         702,758
  Reiter Holding Ltd. ........................              290         173,046
  Roche Holding AG ...........................               66         770,109
  Schindler Holding AG .......................              120         162,441
  Sulzer AG ..................................              190         109,446
  Swisscom AG* ...............................              765         259,314
  UBS - Union Bank of
    Switzerland Ltd. .........................            2,248         616,746
  Zurich Versicherungs -
    Gesellschaft AG ..........................              680         413,295
                                                                    -----------
                                                                      4,552,730
                                                                    -----------

UNITED KINGDOM--24.6%
  Abbey National Plc .........................           12,357         239,433
  Bank of Ireland Plc ........................           23,350         430,538
  Bank of Scotland Plc .......................           62,820         674,888
  Barclays Plc ...............................           24,700         530,300
  British Aerospace Plc ......................           48,640         357,598
  British Petroleum Co. Plc ..................           42,030         620,467
  British Telecommunications Plc .............           25,816         337,658
  CMG Plc ....................................           50,400       1,173,228
  Compass Group Plc ..........................           64,544         651,794
  Glaxo Wellcome Plc .........................           34,295       1,064,249
  HSBC Holdings Plc ..........................           13,880         322,871
  Lloyds TSB Group Plc .......................           66,672         825,135
  Misys Plc ..................................           73,090         510,424
  Norwich Union Plc* .........................           44,410         313,112
  Prudential Corporation Plc .................           63,292         829,942
  Reed International Plc .....................           59,880         496,642
  Smithkline Beecham Plc .....................           66,452         819,630
  Southern Electric Plc ......................           34,400         354,011
  Vodafone Group Plc .........................           69,275         925,218
  Zeneca Group Plc ...........................           23,800         915,535
                                                                    -----------
                                                                     12,392,673
                                                                    -----------

TOTAL INVESTMENTS--100.7%

  (cost $43,574,450) .........................                       50,771,293
                                                                    -----------

  Cash and Other Assets
  Net of Liabilities--(0.7)% .................                         (352,303)
                                                                    -----------

  NET ASSETS--100.00% ........................                      $50,418,990
                                                                    ===========

  *    Non-income producing.

See notes to financial statements.

Winthrop Opportunity Funds--Statement of Investments October 31, 1998
--------------------------------------------------------------------------------
Winthrop Developing Markets Fund

COMMON STOCKS--80.7%

                                                        Shares      U.S. $ Value
                                                        ------      ------------
ARGENTINA--12.4%
  Banco Frances SA ..........................            4,600      $    30,461
  Banco de Galicia
    y Buenos Aires SA .......................           16,340           65,381
  IRSA Inversiones y
    Representaciones SA .....................           84,700          207,577
  Perez Compane SA ..........................           74,491          350,212
  Siderca SA Cl `A' .........................           96,548          134,242
  Telefonica de Argentina SA ADR ............           21,028          695,238
  YPF Sociedad Anonima SA ADR ...............           29,650          857,997
                                                                    -----------
                                                                      2,341,108
                                                                    -----------

CHILE--5.2%
  Cia Cervecerias Unidas SA ADR .............            6,270          112,860
  Cia de Telecomunicaciones
    de Chile SA ADR .........................           13,283          291,396
  Empresa Nacional
    Electricidad SA ADR .....................           20,980          208,489
  Enersis SA ADR ............................            6,270          130,886
  Gener SA ..................................            3,645           58,776
  Madeco GDR ................................            2,308           17,887
  Quimica Minera Chile SA ADR ...............            4,880          162,260
                                                                    -----------
                                                                        982,554
                                                                    -----------

CHINA--0.8%
  Beijing Yanhua Petrochemical
    Company Ltd.* ...........................           14,420           63,989
  Huaneng Power International, Inc.* ........            6,900           94,875
                                                                    -----------
                                                                        158,864
                                                                    -----------

CZECH REPUBLIC--4.1%
  Ceske Energeticke Zavody AS ...............            4,521          102,896
  Inzenyrske Prumyslove Stavby* .............            2,850           10,085
  Komercni Banka AS .........................            1,240           16,447
  Skoda Plzen AS* ...........................            3,851           25,759
  SPT Telecom AS* ...........................           30,240          457,825
  Tabak AS ..................................              669          156,852
                                                                    -----------
                                                                        769,864
                                                                    -----------

GREECE--6.1%
  Aktor SA ..................................            1,170           10,619
  Alpha Credit Bank SA ......................            2,230          178,191
  Attica Enterprises ........................           16,420          120,153
  Elais SA ..................................              800           31,117
  Ergo Bank SA ..............................              798           70,866
  Hellenic Bottling Company SA ..............            7,500          182,494
  Hellas Can Packaging SA ...................              730           12,421
  Hellenic Telecommunication
    Organization SA .........................            3,253           73,948
  National Bank of Greece ...................            2,046          290,711
  Silver & Baryte Ores Mining SA ............              620           22,728
  Titan Cement Company SA ...................            2,480          153,284
                                                                    -----------
                                                                      1,146,532
                                                                    -----------

HONG KONG--1.8%
  Beijing Datang Power
    Generation Co. Ltd.* ....................          282,000           87,376
  China Eastern Airlines Ltd.* ..............        1,172,000           86,245
  Guangdong Kelon
     Electric Holdings Co. Ltd. .............          149,000          126,959
  Tsingtao Brewery Co Ltd.* .................          360,000           40,900
                                                                    -----------
                                                                        341,480
                                                                    -----------

HUNGARY--1.5%
  Gedeon Richter Rt. ........................              460           14,720
  Magyar Tavkozlesi Rt. .....................            3,900          104,813
  Mol Magyar Olaj GDR .......................            7,000          159,425
                                                                    -----------
                                                                        278,958
                                                                    -----------

INDIA--3.3%
  Crompton Greaves Ltd. GDR .................           34,200           23,085
  Eih Limited GDR* ..........................           10,300           51,243
  Grasim Industries Ltd. GDR ................            9,400           31,725
  Indian Aluminum Co. Ltd. GDR* .............           40,000           68,000
  Mahindra & Mahindra Ltd. GDR* .............           11,800           42,480
  Ranbaxy Laboratories GDR ..................            8,100          119,475
  State Bank of India GDR ...................           17,900          134,250
  Tata Engineering and
    Locomotive Co. Ltd. GDR .................           26,400           66,924
  Videsh Sanchar GDR* .......................            7,700           80,850
                                                                    -----------
                                                                        618,032
                                                                    -----------

MALAYSIA--1.2%
  AMMB Holdings Bhd Warrants
    Exp. 05/13/02* ..........................            2,700              253
  Ekran Bhd Warrants * ......................           15,000            1,352
  Malayan Banking Bhd .......................           27,100           22,934
  Petronas Gas Bhd ..........................           37,000           46,627
  Rothmans of Pall Mall Bhd .................            8,000           26,639
  Telecom Malaysia Bhd ......................           61,500           76,370
  Tenaga Nasional Bhd .......................           30,400           24,048
  YTL Corporation Bhd .......................           40,000           23,695
                                                                    -----------
                                                                        221,918
                                                                    -----------

MEXICO--14.2%
  Cifra SA de CV Ser. `V' ...................          430,602          561,504
  Empresa La Moderna
    SA de CV ADR* ...........................            1,000           23,875
  Grupo Carso SA de CV Ser. `A1'* ...........           71,910          231,585
  Grupo Elektra SA de CV ....................           54,180           21,570
  Grupo Industrial Bimbo SA de CV ...........          104,836          168,190
  Grupo Mexico SA de CV Ser. `B' ............          160,110          403,331
  Grupo Modelo SA de CV Cl `C' ..............           42,990           89,609
  Kimberly-Clark de Mexico
    SA de CV Cl `A' .........................          137,950          357,729
  Telefonos de Mexico SA Cl `L' ADR .........           14,090          744,128
  Tubos de Acero de Mexico SA* ..............            7,800           63,185
  Vitro SA Cl `A' ...........................            9,750           13,773
                                                                    -----------
                                                                      2,678,479
                                                                    -----------

See notes to financial statements.

Winthrop Opportunity Funds--Statement of Investments
October 31, 1998 (continued)
--------------------------------------------------------------------------------
Winthrop Developing Markets Fund

                                                        Shares      U.S. $ Value
                                                        ------      ------------

PHILIPPINES--1.0%
  Manila Electric Company Cl `B' ............           27,680      $    81,636
  SM Prime Holdings, Inc. GDR ...............           13,100          104,800
                                                                    -----------
                                                                        186,436
                                                                    -----------

SOUTH AFRICA--9.1%
  Anglo American Corp. ......................            4,800          156,240
  Anglogold Ltd. ............................              974           49,503
  Barlow Ltd. ...............................           14,200           67,079
  De Beers Centenary AG .....................           13,375          185,968
  Liberty Life Association of
    Africa Ltd. .............................            8,275          141,608
  Metro Cash & Carry Ltd. ...................          243,044          164,633
  Nedcor Ltd. ...............................            9,814          195,936
  Pick' N Pay Stores Ltd. ...................           72,100           88,039
  Rembrandt Group Ltd. ......................           31,700          210,774
  Sasol Ltd. ................................           36,078          176,536
  South African Breweries Ltd. ..............           14,640          283,935
                                                                    -----------
                                                                      1,720,251
                                                                    -----------

SOUTH KOREA--7.0%
  Korea Electrical Power ADR ................           31,238          398,285
  Pohang Iron ADR ...........................           21,756          391,608
  Samsung Electronics GDR ...................           12,846          268,803
  Samsung Electronics - SP GDR N/V* .........              314            2,457
  SK Telecom Co. Ltd.* ......................           26,250          270,703
                                                                    -----------
                                                                      1,331,856
                                                                    -----------

TAIWAN--9.7%
  Cathay Construction Corp. .................          288,330          182,077
  Cathay Life Insurance Co. Ltd. ............           44,340          156,391
  Evergreen Marine Corp. ....................          122,570          112,893
  Far Eastern Textile Ltd. ..................          289,882          201,809
  Formosa Chemicals & Fibre Corp. ...........          108,094           76,917
  Hon Hai Precision Industry* ...............          106,400          511,301
  Hua Nan Commercial Bank ...................           48,510           91,153
  International Commercial
    Bank of China ...........................          117,040          121,500
  Microtek International, Inc.* .............          140,520          107,782
  Pacific Electrical
    Wire & Cable Corp.* .....................          248,392          179,811
  U-Ming Marine Transport Corp. .............          170,205           76,286
  Yang Ming Marine Transport ................            6,000            4,528
                                                                    -----------
                                                                      1,822,448
                                                                    -----------

THAILAND--3.3%
  Banpu Public Co. Ltd. .....................           30,400           82,735
  Electricity Generating
    Public Company Ltd.* ....................           13,500           35,639
  PTT Exploration & Production
    Public Co. Ltd.* ........................           21,150          203,764
  PTT Exploration & Production - foreign
    Public Co. Ltd.* ........................            4,100           37,938
  Siam Cement Public Company Ltd. ...........            5,500           68,855
  TelecomAsia Corporation
    Public Co. Ltd.* ........................          456,600          189,505
                                                                    -----------
                                                                        618,436
                                                                    -----------
  Total Common Stocks
   (cost $19,071,022) .......................                        15,217,216
                                                                    -----------

PREFERRED STOCKS--17.9%

BRAZIL--17.9%

  Banco Bredesco SA Prf .....................        9,823,040           52,538
  Banco Itau SA Prf .........................          406,000          180,388
  Centrais Electricas
    Brasileiras SA Prf Cl `B' ...............       23,188,000          476,251
  Centrais Geradoras do
    Sul do Brasil SA Prf* ...................       24,871,000           27,522
  Companhia Brasiliera
    de Petroleo Ipiranga SA Prf .............       32,631,000          169,600
  Companhia Paulista
    de Forca e Luz SA Prf* ..................        3,572,000          299,446
  Companhia Siderurgica
    Nacional SA Prf .........................        8,247,000          124,445
  Companhia Vale do Rio Doce
    SA Prf Cvrt .............................           17,238          248,555
  Lojas Americanas SA Prf ...................       70,611,000          378,842
  Lojas Renner SA Prf .......................        6,219,000           83,415
  Perdiago SA Prf ...........................      215,560,000          238,539
  Petrobras Distribuidora SA Prf ............        1,964,000           17,452
  Petroleo Brasileiro SA Prf ................          886,000          103,613
  Telecomunicacoes
    Brasileiras SA Prf (Telebras) ...........       13,744,000          973,591
                                                                    -----------

  Total Preferred Stocks
    (cost $4,059,287) .......................                         3,374,197
                                                                    -----------

TOTAL INVESTMENTS-98.6%
    (cost $23,130,309) ......................                        18,591,413
                                                                    -----------

  Cash and Other Assets
    Net of Liabilities-1.4% .................                           271,764
                                                                    -----------

NET ASSETS-100.00% ..........................                       $18,863,177
                                                                    ===========
* Non-income producing.

See notes to financial statements.

Winthrop Opportunity Funds--Statement of Assets and Liabilities October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  International         Developing
                                                                                                   Equity Fund         Markets Fund
                                                                                                  ------------         -------------
ASSETS:

      Investments in securities, at value (cost $43,574,450 and
       $23,130,309, respectively) .......................................................         $ 50,771,293         $ 18,591,413
      Cash, at value (cost $373,657 and $30,920, respectively) ..........................              374,681               31,930
      Receivable for investment securities sold .........................................               38,693            1,363,225
      Receivable for capital stock sold .................................................                1,042                 --
      Dividends and interest receivable .................................................              213,515               77,099
      Deferred organizational costs (Note A) ............................................               36,540               36,540
                                                                                                  ------------         ------------
       Total assets .....................................................................           51,435,764           20,100,207
                                                                                                  ------------         ------------

LIABILITIES:

      Payable to investment advisor .....................................................              133,385               15,786
      Payable to distributor ............................................................               13,923                5,372
      Payable for investment securities purchased .......................................               52,097              938,832
      Payable for capital stock redeemed ................................................              691,675              183,688
      Accrued expenses and other liabilities ............................................              125,694               93,352
                                                                                                  ------------         ------------
       Total liabilities ................................................................            1,016,774            1,237,030
                                                                                                  ------------         ------------
NET ASSETS ..............................................................................         $ 50,418,990         $ 18,863,177
                                                                                                  ============         ============

NET ASSETS CONSIST OF:

      Capital paid-in ...................................................................         $ 40,617,065         $ 28,107,501
      Accumulated net realized gain (loss) on investments and
       foreign currency transactions ....................................................            2,596,604           (4,703,675)
      Net unrealized appreciation (depreciation) of investments
       and foreign currency denominated assets and liabilities ..........................            7,205,321           (4,540,649)
                                                                                                  ------------         ------------
                                                                                                  $ 50,418,990         $ 18,863,177
                                                                                                  ============         ============

CLASS A SHARES:

      Net assets ........................................................................         $ 44,286,193         $ 16,354,509
                                                                                                  ------------         ------------
      Shares outstanding ................................................................            3,628,821            2,291,430
                                                                                                  ------------         ------------
      Net asset value and redemption value per share ....................................         $      12.20         $       7.14
                                                                                                  ============         ============
      Maximum offering price per share (net asset value plus sales charge
       of 5.75% of offering price) ......................................................         $      12.94         $       7.58
                                                                                                  ============         ============

CLASS B SHARES:
      Net assets ........................................................................         $  6,132,797         $  2,508,668
                                                                                                  ------------         ------------
      Shares outstanding ................................................................              511,811              360,581
                                                                                                  ------------         ------------
      Net asset value and offering price per share ......................................               $11.98                $6.96
                                                                                                  ============         ============

See notes to financial statements.

Winthrop Opportunity Funds--Statement of Operations for the year ended October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    International        Developing
                                                                                                     Equity Fund        Markets Fund
                                                                                                    -------------       ------------
INVESTMENT INCOME:
      Dividends ..............................................................................       $   968,348        $   668,381
      Interest ...............................................................................            45,986             13,919
                                                                                                     -----------        -----------
                                                                                                       1,014,334            682,300
       Less withholding tax on foreign source dividends ......................................          (115,258)           (59,490)
                                                                                                     -----------        -----------
       Total investment income ...............................................................           899,076            622,810
                                                                                                     -----------        -----------

EXPENSES:
      Investment advisory fees (Note B) ......................................................           678,442            327,927
      Distribution fees--Class A (Note B) ....................................................           118,183             55,599
      Distribution fees--Class B (Note B) ....................................................            70,023             39,946
      Custodian fees .........................................................................            99,000            106,500
      Transfer agent fees ....................................................................            78,000             75,500
      Registration fees ......................................................................            64,000             43,000
      Legal fees .............................................................................            43,000             20,000
      Auditing fees ..........................................................................            36,000             24,000
      Printing fees ..........................................................................            33,500             22,000
      Trustees' fees .........................................................................            14,000              8,000
      Miscellaneous ..........................................................................            15,573              8,586
      Amortization of organization costs (Note A) ............................................            22,721             22,721
                                                                                                     -----------        -----------
                                                                                                       1,272,442            753,779
       Less fees waived by investment advisor and subadvisor (Note B) ........................           (53,004)          (159,784)
                                                                                                     -----------        -----------
       Net expenses ..........................................................................         1,219,438            593,995
                                                                                                     -----------        -----------

NET INVESTMENT INCOME (LOSS) .................................................................          (320,362)            28,815
                                                                                                     -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS--Note C:
      Net realized gain (loss) on investments ................................................         2,945,594         (1,371,728)
      Net realized loss on foreign currency transactions .....................................          (122,615)           (40,006)
      Net change in unrealized appreciation on investments ...................................         1,611,254         (5,518,805)
      Net change in unrealized appreciation on translation of foreign currency
       denominated assets and liabilities ....................................................             2,940                911
                                                                                                     -----------        -----------
      Net realized and unrealized gain (loss) on investments and foreign currency
       transactions ..........................................................................         4,437,173         (6,929,628)
                                                                                                     -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........................................       $ 4,116,811        $(6,900,813)
                                                                                                     ===========        ===========

See notes to financial statements.

Winthrop Opportunity Funds--Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                      International Equity Fund          Developing Markets Fund
                                                                    -----------------------------     -----------------------------
                                                                     Year Ended       Year Ended       Year Ended       Year Ended
                                                                      10/31/98         10/31/97         10/31/98         10/31/97
                                                                    ------------     ------------     ------------     ------------
OPERATIONS:
      Net investment income (loss) .............................    $   (320,362)    $   (332,309)    $     28,815     $   (145,488)
      Net realized gain (loss) on investments and
       foreign currency transactions ...........................       2,822,979          914,894       (1,411,734)      (3,238,751)
      Net change in unrealized appreciation/depreciation
       on investments and foreign currency denominated
       assets and liabilities ..................................       1,614,194        3,559,351       (5,517,894)       1,884,963
                                                                    ------------     ------------     ------------     ------------
      Net increase (decrease) in net assets resulting
       from operations .........................................       4,116,811        4,141,936       (6,900,813)      (1,499,276)
                                                                    ------------     ------------     ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO
      SHAREHOLDERS FROM:
      Investment income
         Class A ...............................................        (212,893)              --               --               --
         Class B ...............................................              --               --               --               --
      Realized gains on investments
         Class A ...............................................        (333,161)              --               --          (87,147)
         Class B ...............................................         (51,942)              --               --           (9,498)
                                                                    ------------     ------------     ------------     ------------
      Total dividends and distributions to shareholders ........        (597,996)              --               --          (96,645)
                                                                    ------------     ------------     ------------     ------------

CAPITAL STOCK TRANSACTIONS--(Net) Note D .......................      (4,236,399)        (130,060)      (8,578,625)      (4,621,133)
                                                                    ------------     ------------     ------------     ------------
      Total increase (decrease) in net assets ..................        (717,584)       4,011,876      (15,479,438)      (6,217,054)

NET ASSETS:
      Beginning of year ........................................      51,136,574       47,124,698       34,342,615       40,559,669
                                                                    ------------     ------------     ------------     ------------
      End of year ..............................................    $ 50,418,990     $ 51,136,574     $ 18,863,177     $ 34,342,615
                                                                    ============     ============     ============     ============

See notes to financial statements.

Winthrop Opportunity Funds--Notes to Financial Statements       October 31, 1998
--------------------------------------------------------------------------------
Note (A) Significant Accounting Policies. Winthrop International Funds ("Fund" or "Funds") consists of two portfolios (the "Portfolios"), the Winthrop International Equity Fund and the Winthrop Developing Markets Fund (together the "International Funds"), each a separate diversified series of the Winthrop Opportunity Funds (the "Trust"). In addition, the Trust also consists of the Winthrop Municipal Money Fund and the Winthrop U.S. Government Money Fund. The Trust was organized as a Delaware business trust under the laws of Delaware on May 31, 1995 and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment company.

The investment objective of the Developing Markets Fund is long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries. The International Equity Fund seeks long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States.

Each Portfolio offers two classes of shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Both classes have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Wood, Struthers & Winthrop Management Corp. (the "Advisor") is a wholly-owned subsidiary of Donaldson, Lufkin and Jenrette Securities Corporation, which is a wholly-owned subsidiary of Donaldson, Lufkin and Jenrette, Inc. ("DLJ"). DLJ is an independently operated, indirect subsidiary of The Equitable Companies, Incorporated, a holding company controlled by AXA - UAP ("AXA"), a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies. The Advisor has retained AXA Asset Management Partenaires as subadvisor to the Funds (the "Subadvisor").

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds.

     (1) Security Valuation: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Trustees of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund.

     (2) Foreign Currency Translations: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of such currencies against the U.S. dollar as of the date of valuation. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts, income receipts and expense accruals are translated at the prevailing exchange rate on the date of each transaction.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized gain (loss) on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation on translation of foreign currency denominated assets and liabilities arises from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Investment in international and developing markets may involve more risks than investing in domestic markets, including currency risk, political and economic risk, regulatory risk and market risk.

Winthrop Opportunity Funds--Notes to Financial Statements
                                                    October 31, 1998 (continued)
--------------------------------------------------------------------------------
     (3) Federal Income Taxes: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income. Accordingly, no provisions for Federal income or excise taxes have been made in the accompanying financial statements. The Developing Markets Fund has an unused capital loss carryover of approximately $3,772,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, approximately $3,185,000 and $587,000 of the carryover expires in fiscal 2005 and 2006, respectively.

     (4) Investment Income and Securities Transactions: Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

     (5) Dividends and Distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     (6) Deferred Organization Costs: The Funds will reimburse the Advisor for costs incurred in connection with the Funds' organization. The costs are being amortized on a straight-line basis over five years commencing with the Funds' operation.

     (7) Reclassification of Components of Net Assets: At October 31, 1998, the following reclassifications were recorded to reflect permanent book/tax differences: International Equity Fund reduced capital paid-in $925,302; reduced accumulated net realized gain on investments $138,143; and reduced accumulated net investment loss $1,063,445. Developing Markets Fund reduced capital paid-in $174,906; reduced accumulated net investment loss $174,906. These reclassifications had no effect on net assets or net asset value per share.

Note (B) Advisory and Distribution Services Agreement: Under the terms of an Advisory Agreement with the Advisor, for the investment management services furnished to each Portfolio, such Portfolio will pay the Advisor an advisory fee, on a graduated basis at an annual rate of 1.25% of the first $100 million of average daily net assets, 1.15% of the next $100 million and 1% of average daily net assets over $200 million. Such fee will be accrued daily and paid monthly. Under a Subadvisory Agreement between the Advisor and Subadvisor, the Advisor pays the Subadvisor for its services, out of the Advisor's own resources, at the following annual percentage rates of the average daily net assets of each Portfolio: .625 of 1% of each Portfolio's first $100 million,
 .575 of 1% of the next $100 million and .50 of 1% of the balance.

Commencing at the inception of each Fund through October 31, 1998, the Advisor and Subadvisor voluntarily reduced their management fees by the amount that total fund operating expenses exceeded 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. Any such reduction will be borne equally between the Advisor and Subadvisor. After October 31, 1998, the Advisor and Subadvisor may, in their sole discretion, determine to discontinue this practice with respect to either Fund. As a result of the voluntary waiver, the Advisor and Subadvisor waived fees amounting to $53,004 and $159,784 for the International Equity Fund and Developing Markets Fund, respectively, during the year ended October 31, 1998.

The Fund has entered into a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A and Class B shares with Donaldson, Lufkin & Jenrette Securities Corporation, the Fund's Distributor. Under the Agreement, each Portfolio will pay a distribution services fee to the Distributor at an annual rate of up to .25 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Advisor may use its own resources to finance the distribution of the Fund's shares.

Each Trustee who is not an affiliated person receives an attendance fee of $2,000 per meeting. In addition, each unaffiliated Trustee who is a member of the audit committee receives an attendance fee of $1,000 per meeting. Attendance fees are charged to all series of the Trust and are allocated on a pro rata basis.

Note (C) Investment Transactions: Purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts ) during the year ended October 31, 1998, aggregated $37,129,571 and $37,424,475 for the International Equity Fund; and $11,111,989 and $18,301,945 for the Developing Markets Fund, respectively.

Winthrop Opportunity Funds--Notes to Financial Statements
                                                    October 31, 1998 (continued)
--------------------------------------------------------------------------------

The Funds may enter into forward currency exchange contracts in order to hedge exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward currency exchange contracts are recorded for financial reporting purposes as net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At October 31, 1998, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                International           Developing
                                                                                                 Equity Fund           Markets Fund
                                                                                                 ------------          -------------
Gross appreciation (investments having an excess of value over cost) ...................         $ 10,065,048          $  2,235,101
Gross depreciation (investments having an excess of cost over value) ...................           (2,868,205)           (6,773,997)
                                                                                                 ------------          ------------

Net unrealized appreciation (depreciation) of investments ..............................         $  7,196,843          $ (4,538,896)
                                                                                                 ============          ============

Note (D) Shares of Beneficial Interest: There is an unlimited number of shares ($0.001 par value) of beneficial interest authorized, divided into two classes, designated Class A and Class B shares. Transactions in shares of beneficial interest were as follows:

                                                International Equity Fund
                              ------------------------------------------------------------
                                                       Year Ended
                                    October 31, 1998                October 31, 1997
                              ----------------------------    ----------------------------
                                 Shares          Amount          Shares          Amount
                              ------------    ------------    ------------    ------------
Class A
Shares sold ...............        139,783    $  1,702,041         822,555    $  9,553,450

Shares issued through
  reinvestment of dividends
  and distributions .......         48,974         540,052              --              --
                              ------------    ------------    ------------    ------------
                                   188,757       2,242,093         822,555       9,553,450
                              ------------    ------------    ------------    ------------

Shares redeemed ...........       (440,781)     (5,400,186)     (1,005,538)    (11,086,992)
                              ------------    ------------    ------------    ------------
Net decrease ..............       (252,024)   $ (3,158,093)       (182,983)   $ (1,533,542)
                              ============    ============    ============    ============

Class B
Shares sold ...............        139,435    $  1,763,811         201,057    $  2,251,556
Shares issued through
  reinvestment of dividends
  and distributions .......          4,788          51,706              --              --
                              ------------    ------------    ------------    ------------
                                   144,223       1,815,517         201,057       2,251,556
                              ------------    ------------    ------------    ------------

Shares redeemed ...........       (239,102)     (2,893,823)        (75,755)       (848,074)
                              ------------    ------------    ------------    ------------
Net increase (decrease) ...        (94,879)   $ (1,078,306)        125,302    $  1,403,482
                              ============    ============    ============    ============

                                                 Developing Market Funds
                              ------------------------------------------------------------
                                                        Year Ended
                                    October 31, 1998                October 31, 1997
                              ----------------------------    ----------------------------
                                 Shares          Amount          Shares          Amount
                              ------------    ------------    ------------    ------------
Class A
Shares sold ...............        192,165    $  1,656,541         352,037    $  3,898,784

Shares issued through
  reinvestment of dividends
  and distributions .......             --              --           8,374          84,414
                              ------------    ------------    ------------    ------------
                                   192,165       1,656,541         360,411       3,983,198
                              ------------    ------------    ------------    ------------

Shares redeemed ...........       (987,774)     (8,873,605)       (981,711)    (10,394,319)
                              ------------    ------------    ------------    ------------
Net decrease ..............       (795,609)   $ (7,217,064)       (621,300)   $ (6,411,121)
                              ============    ============    ============    ============

Class B
Shares sold ...............         66,054    $    582,468         218,192    $  2,441,467
Shares issued through
  reinvestment of dividends
  and distributions .......             --              --             950           9,486
                              ------------    ------------    ------------    ------------
                                    66,054         582,468         219,142       2,450,953
                              ------------    ------------    ------------    ------------

Shares redeemed ...........       (233,191)     (1,944,029)        (60,685)       (660.965)
                              ------------    ------------    ------------    ------------
Net increase (decrease) ...       (167,137)   $ (1,361,561)        158,457    $  1,789,988
                              ============    ============    ============    ============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout the periods presented. This information has been derived from information provided in the financial statements.

                                                                     International Equity Fund
                                           ------------------------------------------------------------------------------------
                                                           Class A                                    Class B
                                           ---------------------------------------       --------------------------------------
                                                    Year Ended October 31,                       Year Ended October 31,
                                           ---------------------------------------       --------------------------------------
                                             1998      1997       1996      1995*         1998        1997       1996     1995*
                                           -------   -------    -------    -------       ------     -------     ------   ------
Net asset value, beginning of period ..... $ 11.42   $ 10.38    $  9.58    $ 10.00       $11.24     $ 10.29     $ 9.57   $10.00
                                           -------   -------    -------    -------       ------     -------     ------   ------
Net investment loss(1) ...................   (0.06)    (0.07)     (0.04)      0.00        (0.15)      (0.15)     (0.13)   (0.02)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ..................    0.99      1.11       0.84      (0.42)        0.98        1.10       0.85    (0.41)
                                           -------   -------    -------    -------       ------     -------     ------   ------
Net increase (decrease) in net
  asset value from operations ............    0.93      1.04       0.80      (0.42)        0.83        0.95       0.72    (0.43)
                                           -------   -------    -------    -------       ------     -------     ------   ------
Dividends from net investment income .....   (0.06)       --         --         --           --          --         --       --
Distributions from capital gains .........   (0.09)       --         --         --        (0.09)         --         --       --
                                           -------   -------    -------    -------       ------     -------     ------   ------
Total distributions ......................   (0.15)       --         --         --        (0.09)         --         --       --
                                           -------   -------    -------    -------       ------     -------     ------   ------
Net asset value, end of period ........... $ 12.20   $ 11.42    $ 10.38    $  9.58       $11.98     $ 11.24     $10.29   $ 9.57
                                           =======   =======    =======    =======       ======     =======     ======   ======
Total return(2) ..........................    8.20%    10.02%      8.35%     (4.20)%       7.43%       9.23%      7.52%   (4.30)%
Ratio of expenses to average net assets(4)    2.15%     2.15%      2.15%      2.15%(3)     2.90%       2.90%      2.90%    2.90%(3)
Ratio of net investment
  loss to average net assets(4) ..........   (0.49)%   (0.59)%    (0.39)%    (0.02)%(3)   (1.24)%     (1.32)%    (1.25)%  (1.77)%(3)
Portfolio turnover rate ..................   69.66%    73.92%     94.12%      0.00%       69.66%      73.92%     94.12%    0.00%
Net assets, end of period (000 omitted) .. $44,286   $44,316    $42,170    $28,819       $6,133     $ 6,821     $4,955   $1,803

                                                                      Developing Markets Fund
                                           ------------------------------------------------------------------------------------
                                                           Class A                                    Class B
                                           ---------------------------------------       --------------------------------------
                                                    Year Ended October 31,                       Year Ended October 31,
                                           ---------------------------------------       --------------------------------------
                                             1998      1997       1996      1995*          1998      1997        1996     1995*
                                           -------   -------    -------    -------      -------     ------      ------   ------
Net asset value, beginning of period ..... $  9.52   $  9.96    $  9.53    $ 10.00      $  9.36     $ 9.86      $ 9.52   $10.00
                                           -------   -------    -------    -------      -------     ------      ------   ------
Net investment income (loss)(1) ..........    0.02     (0.02)     (0.01)        --        (0.04)     (0.19)      (0.08)   (0.01)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ..................   (2.40)    (0.40)      0.44      (0.47)       (2.36)     (0.29)       0.42    (0.47)
                                           -------   -------    -------    -------      -------     ------      ------   ------
Net increase (decrease) in net
  asset value from operations ............   (2.38)    (0.42)      0.43      (0.47)       (2.40)     (0.48)       0.34    (0.48)
                                           -------   -------    -------    -------      -------     ------      ------   ------
Distributions from capital gains .........      --     (0.02)        --         --           --      (0.02)         --       --
                                           -------   -------    -------    -------      -------     ------      ------   ------
Net asset value, end of period ........... $  7.14   $  9.52    $  9.96    $  9.53      $  6.96     $ 9.36      $ 9.86   $ 9.52
                                           =======   =======    =======    =======      =======     ======      ======   ======
Total return(2) ..........................  (25.00)%   (4.18)%     4.51%     (4.70)%     (25.64)%    (4.83)%      3.57%   (4.80)%
Ratio of expenses to average net assets(4)    2.15%     2.15%      2.15%      2.15%(3)     2.90%      2.90%       2.90%    2.90%(3)
Ratio of net investment income
  (loss) to average net assets(4) ........    0.22%    (0.17)%    (0.14)%     0.32%(3)    (0.50)%    (1.74)%     (0.83)%  (1.00)%(3)
Portfolio turnover rate ..................   43.56%    52.79%     26.76%      0.00%       43.56%     52.79%      26.76%    0.00%
Net assets, end of period (000 omitted) .. $16,355   $29,402    $36,918    $14,622      $ 2,509     $4,941      $3,641   $1,004

*    Commencement of operations was September 8, 1995
(1)  Based on average shares outstanding
(2) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(3)  Annualized
(4) Net of voluntary reduction of management fees by Adviser and Subadviser expressed as a percentage of average daily net assets of both Class A and Class B shares of each Fund as follows: International Equity Fund .10%, .18%, .27% and .60% for the years ended 10/31/98, 97, 96 and 95, respectively, and Developing Markets Fund .61%, .34%, .54% and .60% for the years ended 10/31/98, 97, 96 and 95, respectively.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

Shareholders and Board of Trustees
Winthrop Developing Markets Fund and Winthrop International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Winthrop Developing Markets Fund and Winthrop International Equity Fund (two of the Funds constituting Winthrop Opportunity Funds) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winthrop Developing Markets Fund and Winthrop International Equity Fund at October 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

New York, New York
December 10, 1998


Winthrop Opportunity Funds--TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the Funds' fiscal year ended October 31, 1998. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Fund were derived from the following sources:

                                                             Ordinary Income
                                                        --------------------------
                                                           From          From           From
                                                        Investment    Short-Term      Long-Term
           Fund                                           Income     Capital Gains  Capital Gains
           ----                                         ----------   -------------  -------------

Winthrop International Equity Fund--Class A ......        $0.055        $0.010         $0.076

Winthrop International Equity Fund--Class B ......          --           0.010          0.076

Because the Fund's fiscal year is not the calendar year, calendar year taxpayers should use the dollar amounts and the nature of those amounts referenced on Form 1099-DIV which will be mailed to you in January, 1999. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

                           WINTHROP OPPORTUNITY FUNDS

                                 (800) 225-8011


                                    Trustees

              G. Moffett Cochran                Robert E. Fischer
              Wilmot H. Kidd, III               Martin Jaffe
                              John W. Waller, III


                                    OFFICERS

                   G. Moffett Cochran, Chairman and President
              Martin Jaffe, Vice President, Secretary and Treasurer
                         James A. Engle, Vice President
                        Brian A. Kammerer, Vice President


                               INVESTMENT ADVISOR

                   Wood Struthers & Winthrop Management Corp.
                     An Investment Management Subsidiary of
                          Donaldson, Lufkin & Jenrette
                       277 Park Avenue, New York, NY 10172


                                   SUBADVISER

                              AXA Asset Management
                                  Partenaires
                         46, avenue de la Grande Armee
                               Paris, France 75017


                                    Custodian

                                 Citibank, N.A.
                       111 Wall Street, New York, NY 10043


                                 Transfer Agent

                    First Data Investor Services Group, Inc.
                       P.O. Box 61503 (3200 Horizon Drive)
                          King of Prussia, PA 19406


                                   Distributor

               Donaldson, Lufkin & Jenrette Securities Corporation
                       277 Park Avenue, New York, NY 10172


                              Independent Auditors

                                Ernst & Young LLP
                     787 Seventh Avenue, New York, NY 10019


                                  Legal Counsel

                      Skadden, Arps, Slate, Meagher & Flom
                      919 Third Avenue, New York, NY 10022


  This report is submitted for the general information of the stockholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which should be read carefully before investing.


                           Wood, Struthers & Winthrop

                                Established 1871
                                     [LOGO]

                       Investment Management Subsidiary of

                          Donaldson, Lufkin & Jenrette
                             Securities Corporation
                             (The Fund Distributor)

                                      WOF-2




================================================================================

                              [LOGO] WINTHROP[LOGO]
                                  MUTUAL FUNDS


                        WINTHROP DEVELOPING MARKETS FUND

                       WINTHROP INTERNATIONAL EQUITY FUND


                                OCTOBER 31, 1998

                                  -------------
                                     ANNUAL
                                     REPORT
                                  -------------






================================================================================